As filed with the Securities and Exchange Commission on March 1, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2019

B&G Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2019, B&G Foods announced that Vanessa E. Maskal, our Executive Vice President of Sales & Marketing, plans to retire on April 5, 2019.  On that date we entered into a retirement agreement with Ms. Maskal, pursuant to which she will receive certain retirement benefits, including salary continuation payments of $735,683.20, which reflects payment of 160% of her annual base salary for an additional one year following her retirement date.  The agreement also amends Ms. Maskal’s existing stock option agreements to increase the period of time she will have after her retirement to exercise vested stock options to the earlier of three years and the current expiration date of the options.  The full text of the retirement agreement is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 7.01.                      Regulation FD Disclosure.

On February 26, 2019, B&G Foods issued a press release to announce the appointments of Erich A. Fritz to the position of Executive Vice President and Chief Supply Chain Officer, Jordan E. Greenberg to the position of Executive Vice President and Chief Commercial Officer and Ellen M. Schum to the position of Executive Vice President and Chief Customer Officer. All three appointments are effective March 11, 2019.  The information contained in the press release, which is attached to this report as Exhibit 99.1, is incorporated by reference herein and is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”  A copy of the employment agreements we entered into with Mr. Fritz, Mr. Greenberg and Ms. Schum are attached to this report as Exhibits 10.2, 10.3 and 10.4, respectively.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Retirement Agreement and General Release, dated as of February 26, 2019, between Vanessa E. Maskal and B&G Foods, Inc.
10.2	Employment Agreement, dated as of February 26, 2019, between Erich A. Fritz and B&G Foods, Inc.
10.3	Employment Agreement, dated as of February 26, 2019, between Jordan E. Greenberg and B&G Foods, Inc.
10.4	Employment Agreement, dated as of February 26, 2019, between Ellen M. Schum and B&G Foods, Inc.
99.1	Press release dated February 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: March 1, 2019	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President,
General Counsel and Secretary